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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 5, 2001


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-7882               94-1692300
         ---------                  ---------             ----------
(State or other jurisdiction       (Commission          (I.R.S. Employer
         of incorporation)         File Number)        Identification No.)



         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                            94088-3453
--------------------------------------------              ----------
(address of principal executive offices)                  (Zip Code)


Registrant's telephone number,
   including area code:                                  (408) 732-2400
                                                         --------------

                                     Page 1



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Item 5.  Other Events.
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               On October 5, 2001, Advanced Micro Devices, Inc. (the "Company")
said that sales for the quarter ended September 30, 2001, at approximately $766 million, declined by 22 percent from second-quarter sales of $985.3 million. On August 29, 2001, AMD said that it expected third-quarter revenues would decline by approximately 15 percent sequentially. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Number                        Exhibit
         ------                        -------

         99.1              Press release dated October 5, 2001.

                                       2

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.



Date:  October 10, 2001               By: /s/ Robert J. Rivet
                                          --------------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

                                       3

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                                  Exhibit Index
                                  -------------

         Number            Exhibit
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         99.1              Press release dated October 5, 2001.